Exhibit 99.2

Reported Consolidated Results
ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$643,792	$352,095
Short-term investments	999,241	410,444
Accounts receivable, net	66,337	54,396
Inventory	43,257	—
Prepaid expenses and other current assets	38,904	24,590
Restricted cash	3,203	—
Total current assets	1,794,734	841,525
Contract cost assets	45,238	—
Property and equipment, net	124,281	112,271
Goodwill	1,931,076	1,931,076
Intangible assets, net	290,887	319,711
Other assets	16,241	25,934
Total assets	$4,202,457	$3,230,517
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$5,846	$3,587
Accrued expenses and other current liabilities	58,533	61,373
Accrued compensation and benefits	25,612	19,109
Revolving credit facility	24,674	—
Deferred revenue	35,959	31,918
Deferred rent, current portion	2,566	2,400
Total current liabilities	153,190	118,387
Deferred rent, net of current portion	18,049	21,330
Long-term debt	690,338	385,416
Deferred tax liabilities and other long-term liabilities	21,861	44,561
Total liabilities	883,438	569,694
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	13	13
Additional paid-in capital	3,894,757	3,254,146
Accumulated other comprehensive loss	(1,661)	(1,100)
Accumulated deficit	(574,097)	(592,243)
Total shareholders’ equity	3,319,019	2,660,823
Total liabilities and shareholders’ equity	$4,202,457	$3,230,517

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue:
IMT	$332,076	$281,839	$957,201	$794,464
Homes	11,018	—	11,018	—
Total revenue	343,094	281,839	968,219	794,464
Cost of revenue (exclusive of amortization) (1):
IMT	26,386	22,152	75,832	62,644
Homes	10,286	—	10,286	—
Total cost of revenue	36,672	22,152	86,118	62,644
Sales and marketing	128,734	107,108	413,752	344,266
Technology and development	105,314	83,389	299,623	234,798
General and administrative	70,743	54,226	187,395	153,038
Impairment costs	10,000	—	10,000	—
Acquisition-related costs	1,405	218	2,064	366
Integration costs	523	—	523	—
Total costs and expenses	353,391	267,093	999,475	795,112
Income (loss) from operations	(10,297)	14,746	(31,256)	(648)
Other income	7,773	1,407	13,308	3,970
Interest expense	(12,668)	(6,906)	(26,928)	(20,526)
Income (loss) before income taxes	(15,192)	9,247	(44,876)	(17,204)
Income tax benefit (expense)	14,700	(41)	22,700	(41)
Net income (loss)	$(492)	$9,206	$(22,176)	$(17,245)
Net income (loss) per share — basic and diluted	$—	$0.05	$(0.11)	$(0.09)
Weighted-average shares outstanding — basic	202,416	187,692	195,208	185,447
Weighted-average shares outstanding — diluted	202,416	196,425	195,208	185,447
____________________ (1) Amortization of website development costs and intangible assets included in technology and development	$18,165	$23,537	$61,735	$69,957
(2) Includes share-based compensation expense as follows:
Cost of revenue	$969	$1,014	$3,180	$2,942
Sales and marketing	5,911	5,914	17,413	17,694
Technology and development	15,031	10,438	40,920	29,329
General and administrative	19,771	11,208	49,853	34,197
Total	$41,682	$28,574	$111,366	$84,162
Other Financial Data:
Adjusted EBITDA (3)	$66,165	$70,957	$168,475	$165,456
(3) See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2018	2017
Operating activities
Net loss	$(22,176)	$(17,245)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	76,301	81,576
Share-based compensation expense	111,366	84,162
Amortization of contract cost assets	27,227	—
Amortization of discount and issuance costs on 2021 and 2023 Notes	17,990	13,391
Impairment costs	10,000	—
Deferred income taxes	(22,700)	—
Loss on disposal of property and equipment	3,129	4,085
Bad debt expense	1,053	5,861
Deferred rent	(3,116)	3,072
Amortization (accretion) of bond premium (discount)	(2,172)	451
Changes in operating assets and liabilities:
Accounts receivable	(12,994)	(19,272)
Inventory	(43,257)	—
Prepaid expenses and other assets	(15,012)	4,434
Contract cost assets	(32,143)	—
Accounts payable	2,254	224
Accrued expenses and other current liabilities	(3,751)	13,174
Accrued compensation and benefits	6,503	1,194
Deferred revenue	4,041	1,775
Other long-term liabilities	—	41
Net cash provided by operating activities	102,543	176,923
Investing activities
Proceeds from maturities of investments	261,675	204,520
Purchases of investments	(848,838)	(303,241)
Purchases of property and equipment	(44,482)	(51,580)
Purchases of intangible assets	(8,179)	(9,377)
Purchase of equity investment	—	(10,000)
Proceeds from divestiture of a business	—	579
Cash paid for acquisition, net	(2,000)	(11,147)
Net cash used in investing activities	(641,824)	(180,246)
Financing activities
Proceeds from issuance of 2023 Notes, net of issuance costs	364,020	—
Premiums paid for Capped Call Confirmations	(29,414)	—
Proceeds from issuance of Class C Capital Stock, net of issuance costs	360,345	—
Proceeds from borrowing on revolving credit facility	24,674	—
Proceeds from exercise of stock options	114,623	80,010
Value of equity awards withheld for tax liability	(67)	(337)
Net cash provided by financing activities	834,181	79,673
Net increase in cash, cash equivalents and restricted cash during period	294,900	76,350
Cash, cash equivalents and restricted cash at beginning of period	352,095	243,592
Cash, cash equivalents and restricted cash at end of period	$646,995	$319,942
Supplemental disclosures of cash flow information
Cash paid for interest	$4,800	$4,458
Noncash transactions:
Capitalized share-based compensation	$6,674	$8,915
Write-off of fully depreciated property and equipment	$18,687	$12,685
Write-off of fully amortized intangible assets	$10,797	$5,454

Non-GAAP Net Income per Share
Our presentation of non-GAAP net income per share excludes the impact of share-based compensation expense, impairment costs, acquisition-related costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, acquisition-related costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of net income, adjusted, to net income (loss), as reported on a GAAP basis, and the calculation of non-GAAP net income per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income (loss), as reported	$(492)	$9,206	$(22,176)	$(17,245)
Share-based compensation expense	41,682	28,574	111,366	84,162
Impairment costs	10,000	—	10,000	—
Acquisition-related costs	1,405	218	2,064	366
Income tax (benefit) expense	(14,700)	41	(22,700)	41
Net income, adjusted	$37,895	$38,039	$78,554	$67,324
Non-GAAP net income per share — basic	$0.19	$0.20	$0.40	$0.36
Non-GAAP net income per share — diluted	$0.18	$0.19	$0.38	$0.35
Weighted-average shares outstanding — basic	202,416	187,692	195,208	185,447
Weighted-average shares outstanding — diluted	211,746	196,863	204,926	194,605

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended September 30, 2018			Three Months Ended September 30, 2017
	IMT	Homes	Consolidated	IMT	Homes	Consolidated
Revenue	$332,076	$11,018	$343,094	$281,839	$—	$281,839
Costs and expenses:
Cost of revenue	26,386	10,286	36,672	22,152	—	22,152
Sales and marketing	123,755	4,979	128,734	107,108	—	107,108
Technology and development	99,570	5,744	105,314	83,389	—	83,389
General and administrative	65,156	5,587	70,743	54,226	—	54,226
Impairment costs	10,000	—	10,000	—	—	—
Acquisition-related costs	1,405	—	1,405	218	—	218
Integration costs	523	—	523	—	—	—
Total costs and expenses	326,795	26,596	353,391	267,093	—	267,093
Income (loss) from operations	5,281	(15,578)	(10,297)	14,746	—	14,746
Other income	7,773	—	7,773	1,407	—	1,407
Interest expense	(12,236)	(432)	(12,668)	(6,906)	—	(6,906)
Income (loss) before income taxes	$818	$(16,010)	$(15,192)	$9,247	$—	$9,247

	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017
	IMT	Homes	Consolidated	IMT	Homes	Consolidated
Revenue	$957,201	$11,018	$968,219	$794,464	$—	$794,464
Costs and expenses:
Cost of revenue	75,832	10,286	86,118	62,644	—	62,644
Sales and marketing	405,525	8,227	413,752	344,266	—	344,266
Technology and development	286,983	12,640	299,623	234,798	—	234,798
General and administrative	172,756	14,639	187,395	153,038	—	153,038
Impairment costs	10,000	—	10,000	—	—	—
Acquisition-related costs	2,064	—	2,064	366	—	366
Integration costs	523	—	523	—	—	—
Total costs and expenses	953,683	45,792	999,475	795,112	—	795,112
Loss from operations	3,518	(34,774)	(31,256)	(648)	—	(648)
Other income	13,308	—	13,308	3,970	—	3,970
Interest expense	(26,496)	(432)	(26,928)	(20,526)	—	(20,526)
Loss before income taxes	$(9,670)	$(35,206)	$(44,876)	$(17,204)	$—	$(17,204)

Key Metrics
The following table sets forth our key metrics for each of the periods presented:

	Three Months Ended September 30,		2017 to 2018 % Change
	2018	2017
	(in millions)
Average Monthly Unique Users (1)	186.6	175.2	7%
Visits (2)	1,888.9	1,667.1	13%

(1)	Zillow, StreetEasy, HotPads, Naked Apartments and RealEstate.com measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

(2)
Visits includes visits to the Zillow, Trulia, StreetEasy and RealEstate.com mobile apps and websites. We measure Zillow, StreetEasy and RealEstate.com visits with Google Analytics and Trulia visits with Adobe Analytics.